UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Barnes Canyon Road
San Diego, California 92121
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the section of Item 5.07 entitled "Proposal 1 - Election of Directors," below, is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

CV Sciences, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on May 26, 2022 (the “2022 Annual Meeting”). At the close of business on March 31, 2022, the record date for the 2022 Annual Meeting, there were 122,040,186 shares of common stock and 700 shares of Series A Convertible Preferred Stock ("Preferred Stock") issued and outstanding. Holders of common stock were entitled to 1 vote per share of common stock on all matters presented for approval at the meeting and for purposes of determining whether a quorum was met. Holders of Preferred Stock were entitled to 170,000 votes per share of Preferred Stock on Proposals 2 and 3 (as discussed in further detail, below) and for purposes of determining whether a quorum has been met, for an aggregate of 119,000,000 votes on such matters; holders of Preferred Stock were not entitled to vote on Proposals 1, 4 and 5 (as discussed in further detail, below).

At the 2022 Annual Meeting, 186,812,975 of the 241,040,186 total possible votes as of the record date, or approximately 77.5%, were represented by proxy at the meeting, and, therefore, a quorum was present. The proposals voted on at the 2022 Annual Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 15, 2022 (the "Proxy Statement"), which is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the 2022 Annual Meeting were as follows:

Proposal 1 - Election of Directors

The Company's stockholders elected two directors, each to serve until the Company's next Annual Meeting of Stockholders or until his successor is duly elected and qualified, subject to prior death, resignation or removal, as set forth below:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Dr. Joseph Maroon	22,283,784	—	4,434,478	41,094,713
Joseph Dowling	18,168,178	—	8,550,084	41,094,713

As further described in the Proxy Statement and in Part II Item 9B. Other Information of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, which was filed by the Company with the Commission on April 4, 2022, Ms. Beth Altman, Dr. Paul Blake, and Ms. Terri Funk Graham, each of whom has served as a director on the Company's board of directors (the "Board") since 2019, informed the Company on April 1, 2022 that he or she had decided not to stand for re-election as a director of the Company at the 2022 Annual Meeting. As a result, effective upon completion of the 2022 Annual Meeting, Ms. Altman, Dr. Blake, and Ms. Graham no longer serve as directors on the Board.

In addition, in connection with the foregoing departures, and as a result of further strategic cost reductions, the Board determined to reduce the authorized size of the Company's Board to three members, effective upon completion of the 2022 Annual Meeting, in an effort to conserve resources and cut costs associated with Board activities until such time at a later date when the Board believes such cost-cutting measures are no longer necessary. As a result, the Company currently has one vacancy on its Board.

Proposal 2 - Approval to Increase Authorized Shares

The Company’s stockholders approved the Company's proposal to amend its Certificate of Incorporation, as amended (the "Charter"), to increase the number of authorized shares of all classes of capital stock from 200,000,000 shares to 800,000,000 shares, and to correspondingly increase the number of shares of common stock authorized for issuance thereunder from 190,000,000 to 790,000,000 shares (the "Charter Amendment"), as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
159,022,610	26,573,582	1,216,783	—

As a result, the Company intends to file an amendment to its Charter with the Secretary of State of the State of Delaware to effect the Proposed Charter Amendment as soon as reasonably practicable.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached to the Proxy Statement as Attachment B and is incorporated herein by reference.

Proposal 3 - Reverse Stock Split

The Company’s stockholders approved the Company's proposal to amend its Charter (as may be amended from time to time) to effect, at the discretion of the Board, a reverse stock split of all of its issued and outstanding shares of common stock at a ratio of not less than 1-for-10 and not greater than 1-for-400, such ratio to be determined by the Board at any time before May 30, 2025, without further approval or authorization of the Company's stockholders, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
159,140,977	26,942,774	729,224	—

As a result, the Company is authorized, subject to Board approval and the approval of the Financial Industry Regulatory Authority, to file an amendment to its Charter to effect a reverse split in accordance with the terms approved by the Company’s stockholders at the 2022 Annual Meeting at any time prior to May 30, 2025.

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,221,211	2,374,204	2,217,560	—

Proposal 5 - Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the Company's named executive officer compensation, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,498,471	12,149,784	1,070,007	41,094,713

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2022

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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